UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015 (July 31, 2015)

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 31, 2015, Sotherly Hotels Inc. (the “Company”), the sole general partner of Sotherly Hotels LP (the “Operating Partnership”), completed the acquisition (the “Acquisition”) of the remaining 75.0% interest in the entities that own the 311-room Crowne Plaza Hollywood Beach Resort from an affiliate of The Carlyle Group.

On August 6, 2015, the Company and the Operating Partnership filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting, among other things, the completion of the Acquisition.  The Company and the Operating Partnership are filing this Amendment No. 1 to the Initial Form 8-K (the “Amendment”) to disclose in Items 9.01(a) and 9.01(b) the required financial statements and pro forma financial information related to the Acquisition.

The financial statements and pro forma financial information attached hereto should be read in conjunction with the Initial Form 8-K and this Amendment, and are incorporated by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited combined financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the year ended December 31, 2014, and unaudited combined interim financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the three months ended March 31, 2015, are attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein.

(b) Pro forma financial information.

Unaudited pro forma financial information of Sotherly Hotels Inc. and Sotherly Hotels LP are attached to this Current Report on Form 8-K as Exhibit 99.3 and Exhibit 99.4, respectively, and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP.
99.2

Audited combined financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the year ended December 31, 2014, and unaudited combined interim financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the three months ended March 31, 2015.

99.3	Unaudited pro forma financial information of Sotherly Hotels Inc.
99.4	Unaudited pro forma financial information of Sotherly Hotels LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 9, 2015	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP.
99.2

Audited combined financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the year ended December 31, 2014, and unaudited combined interim financial statements of Hollywood Hotel Holdings LLC and Hollywood Hotel TRS LLC for the three months ended March 31, 2015.

99.3	Unaudited pro forma financial information of Sotherly Hotels Inc.
99.4	Unaudited pro forma financial information of Sotherly Hotels LP.